Exhibit 10.1 b.



THIS AGREEMENT is made on     April 6th                2001

BETWEEN:

(1) THE PERSONS whose names and addresses are set out in Part 1 of Schedule 1 (the "Vendors")


(2) DYNAMOTIVE EUROPE LIMITED (registered in England and Wales under number 3244426) whose registered office is at 4
    Goldington Road, Bedford MK40 3NF (the "Purchaser"), and

(3) DYNAMOTIVE TECHNOLOGIES CORPORATION registered in Canada under member [ 403911 ] whose corporate headquarters is situate at 1500 Royal Centre, 1055 West Georgia Street, PO BOX 11117, Vancouver, British Columbia, V6E 4N7, Canada ("DTC")

WHEREAS:

(A) Border Biofuels Limited ("the Company") is a company limited by shares the authorised share capital of which is 1,200,000 divided into 1,182,234 ordinary shares of 1 pound sterling each, and 1,776,600 "B" ordinary shares of 1p each of which 1,108,644 ordinary shares of 1 pound sterling each are or are prospectively in issue and are or will be fully paid.

(B) The Purchaser has agreed to acquire and the Vendors have agreed to sell 831,487 ordinary shares of 1 pound sterling each in the Company on the terms of the Share Purchase
    Agreement.

(C) The Vendors have agreed to sell and the Purchaser has agreed to acquire the remaining 277,157 ordinary shares of 1 pound sterling each in the Company on the terms and subject to the conditions set out in this Agreement.

NOW IT IS AGREED as follows:

1. DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, unless the context requires otherwise:

    "ACCOUNTING PERIOD" means each period in relation to which the Company produces statutory accounts;

    "ACCOUNTS" means the audited consolidated financial statements of the Company and its Subsidiaries for an Accounting Period (including, in each case, the balance sheet, profit and loss account, cashflow statement and statement of total recognised gains and losses) together with the directors' and auditors' reports on such financial statements and all notes thereto;

    "ACCUMULATED LIABILITIES" means the sum of the aggregate amount outstanding from the Group to its bankers, the net amount of any debts (other than trading debts incurred in the ordinary course) owed by the Group to the Purchaser or any holding Company or Subsidiary of the Purchaser, and the outstanding amount of the Loans;

    "ACT" means the Companies Act 1985;

    "BUSINESS DAY" means a day which is not a Saturday or Sunday or a public holiday in England and/or Scotland;

    "COMPANY" means Border Biofuels Limited, registered in
    Scotland with company number SC137495 whose registered office is situate at 11 Murray Street, Duns, Berwickshire,
    TD11 3DF, Scotland;

    "CONSIDERATION SHARES" means Ordinary Shares credited as fully paid and ranking pari passu in all respects with the existing Ordinary Shares save that they shall not rank for any dividend declared or payable prior to the date of allotment;

    "ENCUMBRANCE" includes (without limitation) any mortgage, charge, pledge, hypothecation, lien and security interest of whatsoever nature (including, without limitation, any imposed by law) and any proprietary interest or equity of any person including (without limitation) any title retention, option or right of pre-emption;

    "EXPIRY DATE" means the date being 6 months after completion of the acquisition by the Purchaser of all of the shares not already owned by it;

    "FULL TITLE GUARANTEE" has the meaning given to that expression by section 1 of the Law of Property
    (Miscellaneous Provisions) Act 1994;

    "GROUP" means the Company and the Subsidiaries and "Group
    Company" means a member of the Group;

    "HOLDING COMPANY" has the meaning given to it by sections
    736 and 736A of the Act;

    "ISSUE PRICE" means the higher of US$3.00 and the average of the middle market closing prices of an Ordinary Share on the NASDAQ Stock Exchange on the 30 Business Days before the issue of the Relevant Profit Report in respect of each year ("the Average Middle Market Price");

    "LOANS" means the loans made to the Company by certain of the Vendors, details of which are set out in Schedule 7 of the Share Purchase Agreement;

    "ORDINARY SHARES" means ordinary shares of $( each in the capital of DTC;

    "PURCHASER'S SOLICITORS" means Nicholson Graham & Jones of
    110 Cannon Street, London EC4N 6AR;

    "RETAINED PROFIT" means the profits available for distribution by the Company in any year;

    "RELEVANT PROFIT" means, at any given time, the amount obtained by deduction of the Accumulated Liabilities from the Retained Profit;

    "SHARE" means one fully paid ordinary share of 1 pound sterling in the capital of the Company;

    "SHARE PURCHASE AGREEMENT" means the agreement made on the same date as this Agreement, between the Purchaser and the Vendors relating to the sale and purchase of shares representing 75% of the issued share capital of the Company;

    "SUBSIDIARIES" means the companies briefly described in
    Part 2 of Schedule 1;

    "SUBSIDIARY" has the meaning given to it by sections 736 and 736A of the Act;

    "VENDORS' SOLICITORS" means Iain Smith & Partners of 11
    Murray Street, Duns, TD11 3DF, Scotland;

1.2 In this Agreement, unless the context requires otherwise:

    (a) references to Clauses, Recitals and Schedules are references to clauses and recitals of and schedules to this Agreement and references within a sub-clause to "this Clause" shall refer to the whole Clause and not merely to the sub-clause in which it appears;

    (b) the Recitals and Schedules form part of and are incorporated in this Agreement;

    (c) headings and sub-headings are included for ease of reference only and shall not affect the interpretation of this Agreement;

    (d) the singular shall include the plural and vice versa and references to any gender shall include the other genders;

    (e) the expression "PERSON" shall mean any natural person, partnership, joint venture, corporation (wherever incorporated), trust, firm, association, government, governmental (or supra-governmental) agency, authority or department, or any other entity, whether acting in an individual, fiduciary or other capacity;

    (f) any reference to a time of day is to London time;

    (g) any reference to a party shall mean any party to this Agreement;

    (h) any reference to the parties shall include their respective successors in title, permitted assigns and personal representatives;

    (i) any reference to a document as being "IN THE AGREED FORM" means that document in a form agreed between the parties such agreement being signified by the signature or initialling of a draft for the purposes of identification by or on behalf of each of the parties;

    (j) any reference to any statute or statutory provision shall include that statute or statutory provision as from time to time amended, modified, replaced or re-enacted (whether before or after the date of this Agreement) and any order, regulation, instrument, by-law or other subordinate legislation made under it;

    (k) any agreement, covenant, representation, warranty or undertaking on the part of 2 or more parties is made or given by such parties jointly and severally; and

    (l) any reference to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official, person or any other legal concept shall, in respect of any other jurisdiction, be treated as including that which in their nature and effect most nearly approximate in that jurisdiction to the English legal term.

2. SALE OF SHARES

2.1 On and subject to the terms and conditions of this Agreement, each of the Vendors shall sell with full title guarantee and free from all Encumbrances the number of Shares set opposite that Vendor's name in Part 1 of
    Schedule 1 (or such part thereof as shall be determined in accordance with Clause 5 of this Agreement) and the Purchaser shall purchase the Shares (or such part thereof) from the Vendors together with all rights attaching to them at the date of this Agreement.

2.2 Each of the Vendors waives any rights he may have under the articles of association of the Company or otherwise to have any of the Shares offered to him for purchase prior to or in consequence of the sale or transfer of the Shares to the Purchaser under this Agreement.

3. CONDITIONS

3.1 Purchase of any of the Shares is conditional upon the Company achieving net positive Relevant Profits.

3.2 Purchaser (but not the Vendors) shall be entitled by written notice to the Vendors to waive the condition in

4. PURCHASE CONSIDERATION

4.1 The consideration for each Share purchased by the Purchaser pursuant to this Agreement shall be 4.00 pound sterling (the "SHARE VALUE") which consideration shall be satisfied by (a) the allotment of such number of Consideration Shares at the Issue Price as shall be determined in accordance with Clause 5 below, and (b) if the Average Middle Market Price is less than U$3.00 then additional consideration shall be due which, at the option of DTC, shall consist of either allotment of such number of additional Consideration shares (issued at the Average Middle Market Price), or payment of a cash amount, in either case having an aggregate value equal to the difference between the value of those Consideration Shares to be issued at the Issue price and the Average Middle Market Price thereof (the "Balancing Consideration").

5. CALCULATION OF CONVERSION SHARES

5.1 In each Accounting Period:

    (a) the number of Shares (the "CONVERSION SHARES") to be purchased by the Purchaser in respect of such period shall be such number of Shares owned by the Vendors (excluding fractions) as have an aggregate Share Value equal to 25% of the Relevant Profit of the Company for that Accounting Period;

    (b) the number of Consideration Shares to be allotted in accordance with Clause 4.1 shall be such number of Ordinary Shares allotted and issued at the Issue Price as have an aggregate value equal to 25% of the Relevant Profit of the Company for that Accounting Period;

    (c) the proportion of Conversion Shares to be purchased from each Vendor shall be equal to the proportion which each Vendor's shareholding represents of the total number of Shares owned by the Vendors in such period;

Provided that if the aggregate consideration payable by the Purchaser in respect of any Accounting Period shall be less than 5,000 pound sterling then no Conversion Shares shall be purchased in respect of such period.

5.2 (a) The Purchaser shall procure that as soon as reasonably practicable after and in any event within 150 days after the end of each Accounting
        Period a report shall be prepared and delivered to the Vendors (the "RELEVANT PROFIT REPORT") specifying the Relevant Profit in respect of such period, which report shall be certified by an officer of the Purchaser to be true and accurate in all material respects and in respect thereof such report shall certify in respect of such period:-

        (i)    the amount of the Retained Profit;

        (ii)   the amount of the Accumulated Liabilities;

        (iii)  the amount of the Relevant Profit;

        (iv)   the number of Conversion Shares; and

        (v) the number of Ordinary Shares to be issued in consideration of acquisition of the Conversion
               Shares.

    (b) Upon the Vendors' written request the Purchaser shall provide to the Vendors such relevant data and information which the Vendors shall reasonably require to substantiate the Relevant Profit Report including (without limitation) all accounting records and copies of all material contracts and leases between any the Company and any third parties (including (but without limitation) lenders, manufacturers, vendors, distributors and co-venturers) related to the Company.

    (c) For not less than two years following each Accounting Period the Purchaser will maintain or procure that there is maintained by the Group all relevant records for transactions relating to the calculation of the Retained Profits.

    (d) Any professional adviser (who shall be a chartered accountant) selected by not less than 50% of the Vendors may upon reasonable notice at any time, but such that there shall be not more than one such ispection by the Vendors, or any of them, in respect of each Accounting Period, conduct an audit and during normal business hours inspect at any Group premises any of the records referred to in Sb-Clause 5.2(b). Any such professional adviser shall keep any information obtained at such audit and/or inspection confidential and shall if required by the Purchaser enter into a confidentiality undertaking in a form reasonably satisfactory to the Purchaser. If, upon performing such audit the Vendors shall not agree with the Relevant Profit Report they shall inform the Purchaser thereof detailing in writing the reason therefor and that element of the Retained Profit requiring adjustment and the Purchaser shall consider the proposals of the Vendors with a view to agreeing a revision to the number of Conversion Shares.

    (e) If after a reasonable period for due and proper discussion (but not exceeding twenty Business Days) of any notice served by the Vendors pursuant to Sub-Clause 5.2(d) the Vendors and the Purchaser are unable to reach agreement on the matters specified therein then the Vendors shall be entitled to give notice (the "REVIEW NOTICE") to the Purchaser initiating the agreed review procedures set out in Sub-Clause 5.2(f).

    (f) As soon as possible and in any event within ten Business Days following the giving of a Review Notice pursuant to Sub-clause 5.2(e) the Purchaser and the Vendors shall appoint an independent chartered accountant (to be appointed failing agreement between the Vendors and the Purchaser within five Business Days after the expiry of the said period of ten Business Days by the President for the time being of the Institute of Chartered Accountants in
        England and Wales on the application of the Vendors or the Purchaser) to act as expert (the "EXPERT") to determine the appropriate adjustments which need to be made to the Relevant Profits and consequently to the number of Conversion Shares and in respect thereof the determination of such independent chartered accountant shall be final and binding on the Vendors and the Purchaser (save in the case of manifest error) and the said independent chartered accountant shall certify the amount of the Relevant Profit and accordingly the number of Conversion Shares which shall then be deemed to be approved by the Vendors and the Purchaser for the purposes of this Agreement.

    (g) In the event that the independent chartered accountant shall certify and/or the Vendors and the Purchaser shall agree in writing that the number of Conversion Shares is in excess of the amount calculated by the Purchaser in accordance with Clause 5.1 then the Purchaser shall forthwith upon the issue of such certificate and/or agreement pay to the Vendors an amount equal to such excess, which amount shall be satisfied by the issue of further Conversion Shares by the Purchaser.

     (h) If the amount of the Relevant Profit determined in accordance with Clause 5.3(f) exceeds by more than five per cent the amount certified in the Relevant Profit Report then the Purchaser will bear all expenses and costs relating to such audit and the costs of the independent chartered accountant in all other cases such expenses and costs shall be borne by the Vendors in the proportion of the Shares held by them at the date hereof.

    (i) The Purchaser shall give to the Vendors and to their professional advisers and shall use all its reasonable endeavours to procure that its auditors shall give to the Vendors all assistance and information within their respective powers including in the case of its auditors the production of their working papers and in the case of the Purchaser access to any premises where the business of the Company is being carried on and the personnel and papers, books, accounts, records and returns of the Company (provided that such access shall
        not unduly or unreasonably     interfere with or
        interrupt the operations or business of the Company) in order that the said statement can be approved and/or determined as aforesaid.

5.3 The Vendors shall at any time during the period from the issue of the first Relevant Profit Report to the Expiry Date be entitled to apply for an adjustment to the calculation of the items included in any such report in the event that the Vendors have reasonable cause to believe that the ability of the Company to earn any Relevant Profits has been or may become adversely affected by any act or omission taken or not taken, other than in the ordinary course, in respect of the business of the Company during that period.

5.4 The purpose of any adjustment to the calculation of the Relevant Profit is to ensure that the entitlement of the Vendors to sale of the Conversion Shares is not adversely affected by any matter outside the ordinary course of business and if the Vendors wish to apply for such an adjustment to the calculation of the Relevant Profit then Vendor's owning not less than 50% of the Shares not owned by the Purchaser at such time shall notify the Purchaser in writing providing all reasonable details of the reason therefor and the Purchaser shall consider the proposals of the Vendors with a view to agreeing appropriate adjustments (if any) to the provisions contained in this Agreement for determining the Relevant Profits.

5.5 If after a reasonable period for due and proper discussion (but not exceeding twenty Business Days) of any proposal made pursuant to Clause 5.4 the Vendors and the Purchaser are unable to reach agreement on the matters specified therein then the Vendors shall be entitled to give notice (the "REVIEW NOTICE") to the Purchaser initiating the agreed review procedure set out in Clause 5.6.

5.6 As soon as possible and in any event within ten Business Days following the giving of a Review Notice pursuant to Clause 5.5 the Purchaser and the Vendors shall appoint an independent chartered accountant (to be appointed failing agreement between the Vendors and the Purchaser within five Business Days after the expiry of the said period of twenty Business Days by the President for the time being of the Institute of Chartered Accountants in England and Wales on the application of the Vendors or the Purchaser to act as experts (the "EXPERT")) to determine the appropriate adjustments (if any) referred to in Clause 5.4 and in respect thereof:

    (a) each of the Purchaser and the Vendors shall reduce their ideas on what should be the appropriate adjustments in writing and refer such view to the Expert within fourteen days of its appointment hereunder;

    (b) any "appropriate adjustments" for the purposes of this Clause 5.6 shall include an adjustment or adjustments to ensure that the entitlement of the Vendors to the Conversion Shares is not adversely affected by the act or omission or proposed act or mission give rise to the relevant Review Notice;

    (c) the Expert shall act as expert and not as arbitrator in determining appropriate adjustments and/or a procedure for determining the same (including any accounting procedures or other records it may deemed necessary to be kept for such purpose);

    (d) the determination of the Expert shall be final and binding on the parties hereto and shall be adopted for all purposes of this Agreement as the agreement of the parties hereto;

    (e) all costs of the Expert in connection with such determination shall be apportioned between the parties as the Expert shall determine; and

    (f) each of the parties hereto shall co-operate to ensure
        (insofar as they are able) that the Expert is provided with all information that it may reasonably request in order to make such determination.

6. TRANSFER OF SHARES

6.1 Not later than 4 weeks after issue of any Relevant Profit Report to the Vendors which (subject to Clause 5.1) shows Conversion Shares being available, the Purchaser shall serve a notice on the Vendors' Solicitors (the "NOTICE") showing the amount (if any) of Shares to be purchased.

6.2 If the Notice requires Shares to be purchased:-

    (a) the Vendors shall, within ten Business Days of service of the same deliver or procure to be delivered to the Purchaser (and each of the Vendors shall execute and deliver to the Purchaser at the date of this Agreement such certificates, transfers, powers of attorney, deeds and documents as may be required of him for this purpose):

        (i) share certificates in respect of the Shares held by each of the Vendors respectively and duly executed transfers of such number of Shares as are required by the Notice in favour of the Purchaser or its nominees and all other documents required to give good title to such Shares; and

        (ii) duly stamped irrevocable powers of attorney in the agreed form executed by each of the Vendors in favour of the Purchaser or its nominee in relation to such Shares; and

    (b) the Purchaser and DTC shall on receipt of the items described in Clause 6.2(a) procure the allotment of the Consideration Shares to the Vendors, and the Purchaser shall pay to them the Balancing Consideration (if any).

7.WARRANTIES

7.1 Each of the Vendors represents, warrants and undertakes to the Purchaser that:

    (a) he is and will be every time Shares are purchased from such Vendor pursuant to this Agreement the sole beneficial owner of such Shares free from all Encumbrances;

    (b) he has full power and authority to sell such Shares to the Purchaser on the terms of this Agreement without any approval or authority which has not been unconditionally obtained; and

    (c) the obligations on his part contained in this Agreement are legal, valid and binding obligations, enforceable against him in accordance with their terms.

8. COSTS

    The parties shall pay their own costs in connection with this Agreement and no such costs shall be borne by any Group Company.

9. NOTICES

9.1 Any notice or other communication to be given under or in relation to this Agreement ("NOTICE") shall be in writing and may be given by leaving it at or sending it by prepaid first class post or facsimile transmission to the address or facsimile number set out in this Agreement (or such other address or facsimile number in England as may be notified from time to time by any of the parties to the others by notice given in accordance with this Clause). Any notice so given shall be deemed to have been received:

    (a) in the case of delivery by hand, at the time of delivery;

    (b) in the case of first class post, 48 hours from the time of posting; and

    (c) in the case of facsimile transmission, at the time of despatch,

    provided that if a notice is, or would (but for this proviso) be deemed to be, received on a day that is not a Business Day or after 5:30 pm on a Business Day, it shall instead be deemed to be received at 9.00 am on the Business
    Day next following that day.

9.2 In proving service it shall be sufficient to prove that (as the case may be):

    (a) the envelope containing the notice was properly addressed and delivered to the appropriate address;

    (b) the envelope containing the notice was posted as a first class prepaid letter; or

    (c) the facsimile transmission was made and acknowledgment of the transmission was obtained by the sender's facsimile machine.

10. GOVERNING LAW AND JURISDICTION

    This Agreement shall be governed by and construed in accordance with English law. Each of the parties submits to the non-exclusive jurisdiction of the courts of England.

11. ASSIGNMENT

11.1 Except as provided in Clause 11.2 none of the parties shall, without the prior written consent of the others, be entitled to assign the benefit of, or any right or interest in or under or arising from, this Agreement.

11.2 The benefit of, or any right or interest in or under or arising from, this Agreement may be assigned by the Purchaser to any subsidiary from time to time of the Purchaser or to any other person to whom the Purchaser may transfer the Shares.

12. CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

12.1 A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

AS WITNESS the hands of the parties hereto or their duly authorised representatives the day and year first before written.


SCHEDULE 1
PART 1: THE VENDORS

        1                                2

NAMES AND ADDRESSES        NO. OF SHARES BEING SOLD
---------------------------------------------------------------
David John Turnbull           3,448
9 Barony Knoll
Jedburgh Road
Kelso
Roxburghshire
---------------------------------------------------------------
Dr Nigel John Burton          59,454
Minerva House
6 Barnsbury Square
London
---------------------------------------------------------------
John Michael Seed             44,553
Woodend Farm
Duns
Berwickshire
TD11 3QW
---------------------------------------------------------------
David Archibald Seed          34,927
Cothill Farm
Duns
Berwickshire
TD10 6YW
---------------------------------------------------------------
John Francis Seed             867
Polwarth Bank
Duns
Berwickshire
TD10 6YP
---------------------------------------------------------------
Mrs Agnes Lawson Seed         867
Polwarth Bank
Duns
Berwickshire
TD10 6YP


          1                      2
NAMES AND ADDRESSES        NO. OF SHARES BEING SOLD
Mrs Barbara Louise Seed       20,734
Woodend Farm
Duns
Berwickshire
TD11 3QW
---------------------------------------------------------------
Henry Forrest Frew            22,418
Newton Brae
Foulden
Berwick-upon-Tweed
TD15 1UL
---------------------------------------------------------------
Mrs Patricia Anne Frew        12,436
Newton Brae
Foulden
Berwick-upon-Tweed
TD15 1Ul
---------------------------------------------------------------
Doctor Adrian Clive Bowles    14,141
South Cottage
Hodson
Swindon
Wiltshire
SN4 0QG
--------------------------------------------------------------
Doctor Alan John Green        39,338
124 Market Street
Edenfield
Bury
Lancashire
DL0 0JL
---------------------------------------------------------------
EcoGen Projects Limited       4,037
Meadowmist
Church Hill
Chacewater
Truro
Cornwall

---------------------------------------------------------------

BSW Forestry Limited          19,937
East End
Earlston
Berwickshire
---------------------------------------------------------------
(TOTAL):                      277,157

===============================================================


SCHEDULE 2
PART 1: DETAILS OF THE COMPANY


Authorised Share Capital: 1,182,234 Ordinary Shares of 1 each pound sterling and 1,776,600 "B" Shares
                          of 1p

Issued Share Capital:     792,896 ordinary Shares of 1 pound
                          sterling each, Plus 315,748 to be
                          issued at Completion


Registered Office:        11 Murray Street,
                          Duns
                          Berwickshire
                          TD11 3DF

Company Number:           SC137495

Date of Incorporation:    1 April 1992

Accounting Reference Date: 31 March




PART 2 : DETAILS OF THE SUBSIDIARIES

Name:                       THE ELECTRIC TREE COMPANY LIMITED

Company Number:             SC152492

Date of Incorporation:      12 August 1994

Accounting Reference        Date: 31 March

Name:                       INCETEC LIMITED

Company Number:             3150777

Date of Incorporation:      24 January 1996

Accounting Reference Date:  31 March

Name:                       EMISARY LIMITED

Company Number:             3150758

Date of Incorporation:      24 January 1996

Accounting Reference Date:  31 March

Name:                       BORDER BIOFUELS (CHARLESFIELD)
                            LIMITED

Company Number:             SC152491

Date of Incorporation:      12 August 1994

Accounting Reference Date:  31 March

Name:                       BIOMASS ENERGY LIMITED

Company Number:             SC160403

Date of Incorporation:      15 September 1995

Accounting Reference Date:  31 March


Name:                       ECOGEN KIELDER BIOMASS LIMITED

Company Number:             3328637

Date of Incorporation:      6 March 1997

Accounting Reference Date: 31 March

Name:                       Wood Power (Scotland) Limited

Company Number:             SC161260

Date of Incorporation:      27 October 1995

Accounting Reference Date:  31 March

Name:                       BIOMASS HEATING INVESTMENTS LIMITED

Company Number:             SC194722

Date of Incorporation:      29 March 1999

Accounting Reference Date:  31 March

Name:                       BIOMASS PROCESSING LIMITED

Company Number:             SC137351

Date of Incorporation:      25 March 1992

Accounting Reference Date:  31 March

Name:                       THIRD GENERATION LIMITED

Company Number:             SC152057

Date of Incorporation:      21 July 1994

Accounting Reference Date:  31 March


SIGNED by  /signature/          )
for and on behalf of            )
DYNAMOTIVE EUROPE LIMITED       )



SIGNED by
DAVID JOHN TURNBULL       ............/signature/................



SIGNED by
DR NIGEL JOHN BURTON      ............/signature/................


SIGNED by
JOHN MICHAEL SEED         ............/signature/................


SIGNED by
DAVID ARCHIBALD SEED      ............/signature/................


SIGNED by
JOHN FRANCIS SEED         ............/signature/................


SIGNED by
AGNES LAWSON SEED         ............/signature/................


SIGNED by
BARBARA LOUISE SEED       ............/signature/................


SIGNED by
HENRY FORREST FREW        ............/signature/................


SIGNED by
PATRICIA ANNE FREW        ............/signature/................


SIGNED by
DR ADRIAN CLIVE BOWLES    ............/signature/................


SIGNED by
DR ALAN JOHN GREEN        ............/signature/................


SIGNED by   /signature/        )
for and on behalf of           )
ECOGEN CONSULTANTS             )
LIMITED                        )



SIGNED by  /signature/        )
for and on behalf of          )
DYNAMOTIVE TECHNOLOGIES       )
CORPORATION

          DATED            April 6th              2001







                 JOHN MICHAEL SEED and others


                            - and -


                  DYNAMOTIVE EUROPE LIMITED


                              and


              DYNAMOTIVE TECHNOLOGIES CORPORATION

       ----------------------------------------------------

                       CONDITIONAL SHARE
                       PURCHASE AGREEMENT

                          relating to
                 25% of BORDER BIOFUELS  LIMITED

       ----------------------------------------------------










Nicholson Graham & Jones
110 Cannon Street, London EC4N 6AR
Tel: 020 7648 9000
Fax: 020 7648 9001
Ref: KXM/D386-5
Email: kevin.mcguinness@ngj.co.uk